Exhibit 4.1 – Specimen Stock Certificate

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP NO. ___________

NUMBER	SHARES

ANDES 3 INC.

AUTHORIZED COMMON STOCK: 100,000,000 SHARES PAR VALUE: $.0001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

- Shares of ANDES 3  INC. Common Stock -

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

               WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated: ___________________	___________________________ Richard Chiang, President and Secretary

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned Registered:
(Transfer Agent)
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By -------------------------------------
Authorized Signature

NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common	UNIF GIFT MIN ACT .......... Custodian ..........
TEN ENT - as tenants by the entireties	(Cust) (Minor)
JT TEN - as joint tenants with right
of survivorship and not as	Act ................................
tenants in common	(State)

               Additional abbreviations may also be used though not in the above list.

               For value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint -------------------------------------------------------------------------------- Attorney to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________

X ___________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED: